Supplement dated July 11, 2012

To the Prospectus, as amended, dated May 1, 2012 for

New York Life Legacy Creator Single Premium

Variable Universal Life Insurance

Investing In

NYLIAC Variable Universal Life Separate Account-I

This supplement amends the May 1, 2012 prospectus, as amended (the “Prospectus”), for the above-referenced New York Life variable universal life insurance policy (the “policy”). You should read this information carefully before you invest and retain this supplement for future reference together with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectus for the policy. All capitalized terms have the same meaning as those included in the Prospectus.

The purpose of this supplement is to announce that the option for the policy beneficiary to place Policy Proceeds in an interest-bearing draft account is no longer available. The Prospectus is being changed to delete references to the interest-bearing draft account.

Keeping this purpose in mind, please note the following:

The section entitled “Policy Payment Information—How Policy Proceeds Will Be Paid,” is deleted in its entirety and replaced with the following:

The Policy Proceeds will be paid in a lump sum. After the death of the Insured, we will pay the beneficiary a single check for the amount of the proceeds.

Any Policy Proceeds paid in one sum will include interest compounded each year from the date of the Insured’s death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year (or a higher rate if required by law).

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010